UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2006

                             CHINA NATURAL GAS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-31539                98-0231607
          --------                    ----------              ------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                      Tang Xing Shu Ma Building, Suite 418
                                 Tang Xing Road
                               Xian High Tech Area
                             Xian, Shaanxi Province
                                      China
               (Address of principal executive offices) (zip code)

                                 86-29-88323325
              (Registrant's telephone number, including area code)


                                   Copies to:
                               Marc J. Ross, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

     On January 10, 2006 through January 13, 2006, China Natural Gas, Inc. (the "Company"), entered into securities purchase agreements with four accredited investors and completed the sale of $2,195,198 of units. The units contained an aggregate of 783,999 shares of common stock and 213,422 common stock purchase warrants. Each common stock purchase warrant is exercisable for a period of three years at an exercise price of $3.60 per share. Pursuant to the terms of the warrant, each investor has contractually agreed to restrict its ability to exercise the warrants to an amount which would not exceed the difference between the number of shares of common stock beneficially owned by the holder or issuable upon exercise of the warrant held by such holder and 9.9% of the outstanding shares of common stock of the Company. New York Global Securities acted as the placement agent of the transaction.

     The Company is obligated to file a registration statement registering the resale of shares of the Company's common stock and those issuable upon exercise of the warrants. If the registration statement is not filed within 45 days from the date of investment, or declared effective within 90 days thereafter (135 days if the registration statement receives a full review by the SEC), or if the registration is suspended other than as permitted in the registration rights agreement between the Company and the investors, the Company is obligated to pay the investors certain fees in the amount of 1% of the aggregate amount invested, per month, and the obligations may be deemed to be in default.

     In connection with the offering, the Company paid a placement fee of 10% of the proceeds in cash, together with non-accountable expenses in the amount of 3% of the proceeds, in cash. In addition, the placement agent was issued warrants to purchase 121,955 shares of common stock on the same terms and conditions as the investors.

Item 9.01 Financial Statements and Exhibits.

 (c) Exhibits



Exhibit
Number   Description
----------------------------------------------------

10.1        Form of Securities Purchase Agreement*
10.2        Form of Common Stock Purchase Warrant*
10.3        Form of Registration Rights Agreement*

* Previously filed with the Company's Current Report on Form 8-K, Date of Event:
January 6, 2006, and incorporated herein by reference.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CHINA NATURAL GAS, INC.


Dated:  January 17, 2006            By: /s/ MINQING LU
                                    ------------------
                                    Minqing Lu,
                                    Chief Executive Officer




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